Exhibit 10.3

WAIVER AND AMENDMENT NO. 3
TO CREDIT AGREEMENT
THIS WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Waiver”), dated as of April 5, 2017, is entered into by and among Ashland LLC (as successor to Ashland Inc.), a Kentucky limited liability company (the “Borrower”), the Lenders party hereto and The Bank of Nova Scotia, as Administrative Agent (the “Administrative Agent”) and as L/C Issuer.
PRELIMINARY STATEMENTS
The Borrower, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer and the other Lenders from time to time party thereto entered into that certain Credit Agreement, dated as of June 23, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Credit Agreement;” the terms defined therein being used herein as therein defined);
The Borrower has requested (i) a waiver to the Credit Agreement to cure all Defaults and Events of Default that have arisen out of or otherwise resulted from the failure by the Borrower to make (a) interest payments on the Loans in compliance with Section 2.08 of the Credit Agreement and the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement for the period beginning on February 2, 2016, and ending on February 2, 2017 (inclusive) (the “Default Period”), (b) commitment fee payments with respect to the Revolving Credit Facility in compliance with Section 2.09(a) of the Credit Agreement and the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement for the Default Period and (c) payments of Letter of Credit Fees in compliance with Section 2.03(i) of the Credit Agreement and the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement for the Default Period and (ii) an amendment to Exhibit C to the Credit Agreement as further described herein; and
The Borrower, the Lenders party hereto and the Administrative Agent have agreed that such Defaults and Events of Default shall be waived and Exhibit C shall be amended, in each case, as provided in Section 1 hereof, upon the terms and subject to the conditions set forth herein and effective as of the Waiver Effective Date.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Waiver and Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:
(a) The Administrative Agent and the undersigned Lenders hereby waive all Defaults and Events of Default that have arisen out of or otherwise resulted from the Borrower’s failure to make (a) interest payments on the Loans in compliance with Section 2.08 of the Credit Agreement and the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement for the Default Period (the “Interest Payments”), (b) commitment fee payments with respect to the Revolving Credit Facility in compliance with Section 2.09(a) of the Credit Agreement and the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement for the Default Period (the “Commitment Fee Payments”) and (c) payments of Letter of Credit

Fees in compliance with Section 2.03(i) of the Credit Agreement and the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement for the Default Period (the “Letter of Credit Fee Payments”) (such Defaults and Events of Defaults, collectively, the “Specified Defaults”), including, without limitation, any Default or Event of Default resulting from any representation and warranty made in connection with Requests for Credit Extensions pursuant to the last paragraph of Section 4.02 of the Credit Agreement being incorrect or misleading in any material respect when made or deemed made.
(b) The Administrative Agent and the undersigned Lenders hereby amend Exhibit C to the Credit Agreement to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of Exhibit C to the Credit Agreement attached as Annex A hereto.
Section 2. Conditions to Waiver Effective Date. Section 1 of this Waiver shall become effective on and as of the date (the “Waiver Effective Date”) that the Administrative Agent or its counsel shall have received the following, each of which shall be electronic transmissions (followed promptly by originals), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(a) a counterpart of this Waiver, duly executed by the Borrower, Lenders constituting the Required Lenders and the Administrative Agent;
(b) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer setting forth (x) the Consolidated Gross Leverage Ratio as of the last day of the fiscal quarter of the Borrower ended as of December 31, 2015 and each subsequent fiscal quarter of the Borrower ended during the Default Period, (y) calculations of the actual amount of Interest Payments, Commitment Fee Payments and Letter of Credit Fee Payments required to have been made during the Default Period pursuant to the Credit Agreement and (z) the calculation of the difference between the amounts set forth in clause (y) above and the amounts actually paid by the Borrower in respect thereof during the Default Period (such amounts pursuant to this clause (z), in the aggregate, the “Additional Amount”);
(c) the Borrower shall have paid to the Administrative Agent, for the account of the applicable Lenders and L/C Issuers, an aggregate amount equal to the Additional Amount;
(d) all expenses required to be paid hereunder and/or pursuant to the Credit Agreement and invoiced at least two Business Days before the Waiver Effective Date shall have been paid in full in cash or will be paid in full in cash on the Waiver Effective Date; and
(e) the following representations and warranties of the Borrower shall be true and correct on and as of the Waiver Effective Date:
(i)    no Default has occurred and is continuing on and as of the Waiver Effective Date (other than the Specified Defaults); and
(ii)    the representations and warranties of the Borrower set forth in Article V of the Credit Agreement or in any other Loan Document (other than the representation and warranty in Section 5.07 of the Credit Agreement solely as it relates to the Specified Defaults) are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the Waiver Effective Date (except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date).
Section 3. Reference to and Effect on Loan Documents.
(a) On and after the Waiver Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Waiver.
(b) This Waiver is a waiver and an amendment as referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.
(c) On and after the Waiver Effective Date, the Credit Agreement and each of the other Loan Documents, as specifically modified by this Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, except to the extent that such right, power or remedy relates to any Specified Default.
Section 4. Costs and Expenses. The Borrower agrees to pay or reimburse all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Waiver (including, without limitation, the reasonable and documented fees and expenses of a single counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Credit Agreement.
Section 5. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.
Section 6. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.
ASHLAND LLC

By: /s/ Eric N. Boni
Name: Eric N. Boni
Title: Vice President & Treasurer

THE BANK OF NOVA SCOTIA,
as Administrative Agent and L/C Issuer

By: /s/ Clement Yu
Name: Clement Yu
Title: Director

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Mizuho Bank, Ltd.

By: /s/ Donna DeMagistris
________________________________
Name: Donna DeMagistris
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

PNC Bank, National Association

By: /s/ Jeffrey L. Stein
________________________________
Name: Jeffrey L. Stein
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

SUNTRUST BANK, as a Lender

By: /s/ Carlos Cruz
________________________________
Name: Carlos Cruz
Title: Vice President

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

JPMORGAN CHASE BANK, N.A.

By: /s/ Tracy Martinov
________________________________
Name: Tracy Martinov
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

THE BANK OF NEW YORK MELLON

By: /s/ William M. Feathers
________________________________
Name: William M. Feathers
Title: Vice President

For those Lenders requiring a second signature:

By:_________________________________
Name:
Title:

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Mark Irey
________________________________
Name: Mark Irey
Title: Vice President

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Sumitomo Mitsui Banking Corporation

By: /s/ Katsuyuki Kubo
________________________________
Name: Katsuyuki Kubo
Title: General Manager

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

DEUTSCHE BANK AG NEW YORK BANK

By: /s/ Ming K. Chu
________________________________
Name: Ming K. Chu
Title: Director

By: /s/ Virginia Cosenza
_________________________________
Name: Virginia Cosenza
Title: Vice President

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Victor Pierzchalski
________________________________
Name: Victor Pierzchalski
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Gary Herzog
________________________________
Name: Gary Herzog
Title: Managing Director

For those Lenders requiring a second signature:

By: /s/ Myra Martinez
_________________________________
Name: Myra Martinez
Title: Vice President

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

BANCO BILBOA VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By: /s/ Brian Crowley
________________________________
Name: Brian Crowley
Title: Managing Director

By: /s/ Cara Younger
_________________________________
Name: Cara Younger
Title: Director

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

BANK OF AMERICA N.A.

By: /s/ Kayla Deaton
________________________________
Name: Kayla Deaton
Title: Associate

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NORTHERN TRUST COMPANY

By: /s/ John C. Canty
________________________________
Name: John C. Canty
Title: Senior Vice President

For those Lenders requiring a second signature:

By:_________________________________
Name:
Title:

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

GOLDMAN SACHS BANK USA

By: /s/ Ushma Dedhiya
________________________________
Name: Ushma Dedhiya
Title: Authorized Signatory

For those Lenders requiring a second signature:

By:_________________________________
Name:
Title:

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Fifth Third Bank

By: /s/ Michael S. Barnett
________________________________
Name: Michael S. Barnett
Title: Managing Director

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

ING BANK N.V., DUBLIN BRANCH, as a Lender

By: /s/ Cormac Langford
________________________________
Name: Cormac Langford
Title: Director

By: /s/ Sean Hassett
_________________________________
Name: Sean Hassett
Title: Director

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

The Huntington National Bank

By: /s/ Joshua Emerson
________________________________
Name: Joshua Emerson
Title: Vice President

For those Lenders requiring a second signature:

By:_________________________________
Name:
Title:

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Citibank, N.A.

By: /s/ David Jaffe
________________________________
Name: David Jaffe
Title: Vice President

For those Lenders requiring a secod signature:

By:_________________________________
Name: David Jaffe
Title: Vice President

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

DBS Bank Ltd.

By: /s/ Yeo How Ngee
________________________________
Name: Yeo How Nge
Title: Managing Director

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

TD BANK, N.A.

By: /s/ Michele Dragonetti
________________________________
Name: Michele Dragonetti
Title: Senior Vice President

For those Lenders requiring a second signature:

By:_________________________________
Name:
Title:

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

SANTANDER BANK, N.A.

By: /s/ Andres Barbosa
________________________________
Name: Andres Barbosa
Title: Executed Director

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

WELLS FARGO BANK, N.A.

By: /s/ Boaz Slomowitz
________________________________
Name: Boaz Slomowitz
Title: Vice President

LENDER SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT DATED AS OF JUNE 23, 2015 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), AMONG ASHLAND LLC, THE LENDERS FROM TIME TO TIME PARTY THERETO, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT, SWING LINE LENDER AND AN L/C ISSUER, CITIBANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. AND PNC BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

THE BANK OF NOVA SCOTIA, as Lender, Swing Line Lender and an L/C Issuer

By: /s/ Michael Grad
________________________________
Name: Michael Grad
Title: Director

Annex A

[See Attached]

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: ________, ____
To:    The Bank of Nova Scotia, as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of June 23, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Ashland ~~Inc.~~LLC, a Kentucky ~~corporation~~ limited liability company (the “Borrower”), the Lenders from time to time party thereto, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, Citibank, N.A., as Syndication Agent, Bank of America, N.A., Deutsche Bank Securities Inc. and PNC Bank, National Association, as Co-Documentation Agents, and the other agents party thereto.
The undersigned Responsible Officer1 hereby certifies as of the date hereof that he/she is the ___________________________________ of the Borrower and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    The Borrower has delivered as required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section, the consolidated balance sheet of the Borrower and its Subsidiaries, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    The Borrower has delivered as required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail. Such consolidated statements fairly present the financial condition, results of operations, shareholders’
___________________
1This certificate should be from the chief executive officer, chief financial officer, treasurer or controller of the Borrower.

Form of Compliance Certificate

equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.
3.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and
[select one:]
[to the knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[to the knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
4.    The representations and warranties of the Borrower contained in Article V of the Agreement and all representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or true and correct in all respects, as the case may be) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.
5.    The financial covenant analyses and other information set forth on Schedule 1, Schedule 2 and Schedule 3 attached hereto are true and accurate on and as of the date of this Compliance Certificate.
6.     Based on the Consolidated Gross Leverage Ratio set forth on Schedule 1.III attached hereto and the Corporate Credit Ratings of the Borrower by S&P and Moody’s

Form of Compliance Certificate

applicable as of the date hereof (which are ____ and ____, respectively), the applicable Tier for purposes of determining the Applicable Rate is Tier ____2.
[Remainder of page intentionally left blank].

2Insert applicable Tier by reference to the table set forth in the definition of "Applicable Rate".

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as
of             ,         .
ASHLAND ~~INC.~~LLC
By:
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended ___________________, ____
(“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) – Consolidated Leverage Ratio.

	A.	Consolidated Indebtedness at the Statement Date~~[2]~~[3]:

1.
the outstanding principal amount of all obligations (as calculated under GAAP), whether current or long-term, for borrowed money (including Obligations in respect of the Loans under the Agreement), reimbursement obligations for amounts drawn under letters of credit and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments:
$______

		2.	all purchase money Indebtedness:	$______

		3.	all direct (but, for the avoidance of doubt, not contingent) obligations arising under bankers’ acceptances and bank guaranties:	$______

4.
all obligations in respect of the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business, (ii) any earn-out or similar obligation that is a contingent obligation or that is not reasonably determinable as of the applicable date of determination and (iii) any earn-out or similar obligation that is not a contingent obligation and that is reasonably determinable as of the applicable date of determination to the extent that (A) such Person is indemnified for the payment thereof by a solvent Person reasonably acceptable to the
$______
~~[2]~~[3]Consolidated Indebtedness shall (i) be calculated on a Pro Forma Basis unless otherwise specified, (ii) not include the Defeased Debt and (iii) include all outstandings of the Borrower and its Subsidiaries under any Permitted Receivables Facility (but excluding the intercompany obligations owed by a Special Purpose Finance Subsidiary to the Borrower or any other Subsidiary in connection therewith). The principal amount outstanding at any time of any Indebtedness included in Consolidated Indebtedness issued with original issue discount shall be the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP, but such Indebtedness shall be deemed incurred only as of the date of original issuance thereof.

Form of Compliance Certificate

Administrative Agent or (B) amounts to be applied to the payment therefor are in escrow):

	5.	all Attributable Indebtedness:	$______

	6.	without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in Lines I.A.1 through I.A.5 above of Persons other than the Borrower or any Subsidiary:	$______

	7.	Consolidated Indebtedness at the Statement Date (Lines I.A.1 + I.A.2 + I.A.3 + I.A.4 + I.A.5 + I.A.6)~~[3]~~[4]:	$______

B.	Consolidated EBITDA for the Measurement Period ending on the Statement Date (“Subject Period”)~~[4]~~[5]:

	1.	Consolidated Net Income for the Subject Period:

		a. the net income (loss) of the Borrower and its Subsidiaries on a consolidated basis:	$______

b.    the net income of any Subsidiary during such Subject Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary (unless such restrictions on dividends or similar distributions have been legally and effectively waived), other than to the extent of the Borrower’s equity in any net loss of any such Subsidiary:
$______

		c. any after-tax income (after-tax loss) for such Subject Period of any Person if such Person is not a Subsidiary:	$______

		d. the Borrower’s equity in such income of any such Person referred to in Line I.B.1.c for such Subject Period up to	$______
~~[3]~~[4]Consolidated Indebtedness of the Borrower and the Subsidiaries shall include any of the items in Line I.A.1 through Line I.A.6 above of any other entity (including any partnership in which the Borrower or any consolidated Subsidiary is a general partner) to the extent the Borrower or such consolidated Subsidiary is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of that item expressly provide that such Person is not liable therefor.

~~[3]~~[5]Consolidated EBITDA shall be calculated on a Pro Forma Basis unless otherwise specified.

Form of Compliance Certificate

the aggregate amount of cash actually distributed by such Person during such Subject Period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in Line I.B.1.b):

e.    any after-tax gain (after-tax loss) realized as a result of the cumulative effect of a change in accounting principles or the implementation of new accounting standards related to revenue and lease accounting:
$______

	f. any after-tax gain (after-tax loss) attributable to any foreign currency hedging arrangements or currency fluctuations:	$______

g.    after-tax extinguishment charges relating to the early extinguishment of Indebtedness and obligations under Swap Contracts and after-tax extinguishment charges relating to upfront fees and original issue discount on Indebtedness:
$______

	h. any pension or other post-retirement after-tax gain (after-tax expense) for such Subject Period:	$______

i.    the amount of any cash payments made during such Subject Period relating to pension and other post-retirement costs (other than any payments made in respect of the Pension Funding in excess of the amount of required regulatory contributions during such Subject Period (as reasonably determined by the Borrower)):
$______

	j. Consolidated Net Income for the Subject Period Lines (I.B.1.a – I.B.1.b – I.B.1.c + I.B.1.d – I.B.1.e – I.B.1.f – I.B.1.g – I.B.1.h – I.B.1.i):	$______

To the extent not included in Consolidated Net Income for the Subject Period:

2.	proceeds of business interruption insurance received during the Subject Period:	$______

To the extent deducted in calculating Consolidated Net Income for

Form of Compliance Certificate

the Subject Period, but without duplication and in each case for the Subject Period:

3.	Consolidated Interest Charges (not calculated on a Pro Forma Basis):	$______

4.	the provision for Federal, State, local and foreign income taxes payable:	$______

5.	depreciation and amortization expense:	$______

6.	asset impairment charges:	$______

7.	expenses reimbursed by third parties (including through insurance and indemnity payments):	$______

8.
fees and expenses incurred in connection with the Transactions, any Permitted Receivables Facility, any proposed or actual issuance of any Indebtedness or Equity Interests (including upfront fees and original issue discount), or any proposed or actual acquisitions, investments, asset sales or divestitures permitted under the Agreement, in each case that are expensed:
$______

9.	non-cash restructuring and integration charges and cash restructuring and integration charges~~[5]~~[6]:	$______

10.	non-cash stock expense and non-cash equity compensation expense:	$______

11.
other expenses or losses, including purchase accounting entries such as the inventory adjustment to fair value, reducing such Consolidated Net Income which do not represent a cash item in such period or any future period:
$______

12.	expenses or losses in respect of discontinued operations of Borrower or any of its Subsidiaries:	$______

13.	any unrealized losses attributable to the application of “mark to market” accounting in respect of Swap Contracts:	$______

14.	with respect to any Disposition for which pro forma effect is	$______
~~[5]~~[6]In the case of cash restructuring and integration charges, not to exceed $100,000,000 in any twelve-month period.

Form of Compliance Certificate

required to be given pursuant to the definition of Pro Forma Basis, any loss thereon:

To the extent included in calculating Consolidated Net Income for the Subject Period, but without duplication and in each case for the Subject Period:

	15.	Federal, State, local and foreign income tax credits:	$______

	16.	all non-cash gains or other items increasing Consolidated Net Income:	$______

	17.	gains in respect of discontinued operations of the Borrower or any of its Subsidiaries:	$______

	18.	any unrealized gains for such period attributable to the application of “mark to market” accounting in respect of Swap Contracts:	$______

	19.	with respect to any Disposition for which pro forma effect is required to be given pursuant to the definition of Pro Forma Basis, any gain thereon:	$______

20.
Consolidated EBITDA for the Subject Period (Lines I.B.1.l + I.B.2 + I.B.3 + I.B.4 + I.B.5 + I.B.6 + I.B.7 + I.B.8 + I.B.9 + I.B.10 + I.B.11 + I.B.12 + I.B.13 + I.B.14 – I.B.15 – I.B.16 – I.B.17 – I.B.18 – I.B.19):
$______

C.	Consolidated Leverage Ratio as of the Statement Date:

	1.	Consolidated Indebtedness at the Statement Date (Line I.A.~~8~~7):	$______

2.
the amount of the Borrower’s and its Subsidiaries’ unrestricted cash and Cash Equivalents as of such date that are or would be included on a balance sheet of the Borrower and its Subsidiaries as of such date:
$______

	3.	Consolidated EBITDA for the Subject Period (Line I.B.20):	$______

	4.	Consolidated Leverage Ratio as of the Statement Date ((Line I.C.1 - I.C.2) ÷ Line I.C.3):	____:1.00

Maximum Permitted Consolidated Leverage Ratio:

Form of Compliance Certificate

	A.	For any fiscal quarter ending after the Closing Date and on or prior to December 31, 2016:		3.75:1.00

	B.	For any fiscal quarter ending after December 31, 2016		3.50:1.00

II.	Section 7.11(b) – Consolidated Interest Coverage Ratio.

	A.	Consolidated EBITDA for the Subject Period (Line I.B.20):		$______

	B.	Consolidated Interest Charges for the Subject Period, without duplication:

1.
all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP:
$______

		2.	cash payments made in respect of obligations referred to in Line II.B.6 below:	$______

3.
the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for such Subject Period:
$______

		4.	all interest, premium payments, debt discount, fees, charges and related expenses in connection with the Permitted Receivables Facility:	$______

To the extent included in such consolidated interest expense for such Subject Period, without duplication:

		5.	extinguishment charges relating to the early extinguishment of Indebtedness or obligations under Swap Contracts:	$______

		6.	noncash amounts attributable to the amortization of debt discounts or accrued interest payable in kind:	$______

		7.	Noncash amounts attributable to amortization or write-off of capitalized interest or other financing costs paid in a previous period:

Form of Compliance Certificate

		8.	interest income treated as such in accordance with GAAP:	$______

		9.	fees and expenses, original issue discount and upfront fees, in each case of or by the Borrower and its Subsidiaries on a consolidated basis for such Subject Period~~[6]~~[7]:	$______

		10.	Consolidated Interest Charges for the Subject Period, the excess, without duplication of ((Lines II.B.1 + II.B.2 + II.B.3 + II.B.4) – (Lines II.B. 5 + II.B.6 + II.B.7 + II.B.8 + II.B.9)):	$______

	C.	Consolidated Interest Coverage Ratio at the Statement Date (Line II.A ÷ Line II.B.10):		____:1.00

		Minimum Consolidated Interest Coverage Ratio Required:		3.00:1.00

III.	Consolidated Gross Leverage Ratio.

	A.	Consolidated Indebtedness at the Statement Date (Line I.A.7):		$______

	B.	Consolidated EBITDA for the Subject Period (Line I.B.20):		$______

	C.	Consolidated Gross Leverage Ratio as of the Statement Date (Line III.A ÷ Line III.B):		____:1.00
~~[6]~~[7]For all purposes hereunder, Consolidated Interest Charges shall be calculated on a Pro Forma Basis unless otherwise specified.

Form of Compliance Certificate

For the Quarter/Year ended ___________________
(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)
Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
the net income (loss) of the Borrower and its Subsidiaries on a consolidated basis
– the net income of any Subsidiary during such Subject Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary (unless such restrictions on dividends or similar distributions have been legally and effectively waived), other than to the extent of the Borrower’s equity in any net loss of any such Subsidiary

Form of Compliance Certificate

	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Any after-tax income (after-tax loss) for such Subject Period of any Person if such Person is not a Subsidiary
+ the Borrower’s equity in such income of any Person referred to in the immediately preceding row for such Subject Period up to the aggregate amount of cash actually distributed by such Person during such Subject Period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in the second row of this Schedule 2)

– any after-tax gain (after-tax loss) realized as a result of the cumulative effect of a change in accounting principles or the implementation of new accounting standards related to revenue and lease accounting

– any after-tax gain (after-tax loss) attributable to any foreign currency hedging arrangements or currency fluctuations

Form of Compliance Certificate

	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
– after-tax extinguishment charges relating to the early extinguishment of Indebtedness and obligations under Swap Contracts and after-tax extinguishment charges relating to upfront fees and original issue discount on Indebtedness

– any pension or other post-retirement after-tax gain (after-tax expense) for such Subject Period
– the amount of any cash payments made during such Subject Period relating to pension and other post-retirement costs (except for any payments made in respect of the Pension Funding in excess of the amount of required regulatory contributions during such Subject Period (as reasonably determined by the Borrower))

= Consolidated Net Income
+ proceeds of business interruption insurance received during the Subject Period, to the extent not included in Consolidated Net Income
+Consolidated Interest Charges (not calculated on a Pro Forma Basis)

Form of Compliance Certificate

	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
+provision for Federal, State, local and foreign income taxes payable
+depreciation expense
+amortization expense
+ asset impairment charges
+ expenses reimbursed by third parties (including through insurance and indemnity payments)
+ fees and expenses incurred in connection with the Transactions, any Permitted Receivables Facility, any proposed or actual issuance of any Indebtedness or Equity Interests (including upfront fees and original issue discount), or any proposed or actual acquisitions, investments, asset sales or divestitures permitted hereunder, in each case that are expensed

+ non-cash restructuring and integration charges and cash restructuring and integration charges~~[7]~~[8]
~~[7]    In the case of cash restructuring and integration charges, not to exceed $100,000,000 in any twelve-month period.~~
8    In the case of cash restructuring and integration charges, not to exceed $100,000,000 in any twelve-month period.

Form of Compliance Certificate

	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
+ non-cash stock expense and non-cash equity compensation expense
+other expenses or losses, including purchase accounting entries such as inventory adjustment to fair value, reducing such Consolidated Net Income which do not represent a cash item
+ expenses or losses in respect of discontinued operations of the Borrower or any of its Subsidiaries
+ any unrealized losses attributable to the application of “mark to market” accounting in respect of Swap Contracts
+ with respect to any Disposition for which pro forma effect is required to be given pursuant to the definition of Pro Forma Basis, any loss thereon
- Federal, State, local and foreign income tax credits
- all non-cash gains or other items increasing Consolidated Net Income
- gains in respect of discontinued operations of the Borrower or any of its Subsidiaries

Form of Compliance Certificate

	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
- any unrealized gains for such period attributable to the application of “mark to market” accounting in respect of Swap Contracts
- with respect to any Disposition for which pro forma effect is required to be given pursuant to the definition of Pro Forma Basis, any gain thereon
= Consolidated EBITDA

Form of Compliance Certificate

For the Quarter/Year ended ___________________, ____
(“Statement Date”)
SCHEDULE 3
to the Compliance Certificate
($ in 000’s)

I.	Sections 7.03(k) and/or 7.06(g) – Available Amount.

A.
50% of the Consolidated Net Income for all fiscal quarters of the Borrower for which Consolidated Net Income is positive and that have ended on or after September 30, 2011 and prior to such date for which financial statements shall have been delivered to the Administrative Agent pursuant to Section 6.01(a) or 6.01(b) of the Agreement (treated as one continuous accounting period):
$______

B.
100% of the Consolidated Net Income for all fiscal quarters of the Borrower for which Consolidated Net Income is negative and that have ended on or after September 30, 2011 and prior to such date for which financial statements shall have been delivered to the Administrative Agent pursuant to Section 6.01(a) or 6.01(b) of the Agreement (treated as one continuous accounting period):
$______

C.
the net cash proceeds from the issuance of common stock of the Borrower after August 23, 2011, other than any such issuance to a Subsidiary, to an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees:
$______

	D.	without duplication, the sum of the portion of the Available Amount previously utilized pursuant to Section 7.03(k) and/or 7.06(g) of the Agreement:	$______

E.
without duplication, the sum of the portion of the Available Amount (as defined in the Existing Credit Agreement) previously utilized pursuant to Section 7.03(k), 7.06(g) and/or 7.14(e) of the Existing Credit Agreement:
$______

	F.	Available Amount at the Statement Date (Lines I.A – I.B + Line I.C – Line I.D – Line I.E):	$______

Form of Compliance Certificate